UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 29, 2006

Cardinal Health, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-11373	31-0958666
(Commission File Number)	(IRS Employer Identification Number)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of Principal Executive Offices, Including Zip Code)

(614) 757-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05	Costs Associated with Exit or Disposal Activities

(a) On November 29, 2006, Cardinal Health, Inc. (the “Company”) determined to sell its Pharmaceutical Technologies and Services segment in order to focus its capabilities and resources on better serving healthcare provider customers and expanding its supply chain and medical and clinical products businesses domestically and internationally. The Company will retain its Martindale and Beckloff Associates businesses that support the generic pharmaceutical market that are currently part of this segment and they will become part of the Healthcare Supply Chain Services – Pharmaceutical segment. With the exception of the retained businesses, the financial results of the Pharmaceutical Technologies and Services segment will be classified as discontinued operations in the Company’s future financial statements. Although no definitive agreement has been entered into with third parties and there can be no assurance as to timing, the Company anticipates completing the sale of this segment in the fourth quarter of the current fiscal year or the first quarter of fiscal year 2008.

(b) The Company is currently unable to estimate the total amount or range of amounts of costs expected to be incurred in connection with the sale of this segment for each major type of cost associated with this course of action.

(c) The Company is currently unable to estimate the total amount or range of amounts of costs expected to be incurred in connection with the sale of this segment.

(d) The Company is currently unable to estimate the amount or range of amounts of charges that will result in future cash expenditures.

Item 7.01	Regulation FD Disclosure

On November 30, 2006, the Company issued a press release announcing its plans to sell its Pharmaceutical Technologies and Services segment. A copy of the press release is furnished under this report as Exhibit 99.01.

The Company also publicly disclosed information regarding its financial targets and goals. The Company is furnishing the information as Exhibit 99.02 to this report.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.01	Press release issued by the Company on November 30, 2006, and furnished under this report.

99.02	Information disclosed by the Company on November 30, 2006, and furnished under this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date: November 30, 2006	By:	/s/ Jeffrey W. Henderson
		Name:	Jeffrey W. Henderson
		Title:	Chief Financial Officer

EXHIBIT INDEX

99.01	Press release issued by the Company on November 30, 2006, and furnished under this report.

99.02	Information disclosed by the Company on November 30, 2006, and furnished under this report.